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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934





                                  MAY 31, 2000
         -------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                          HEALTHEON/WEBMD CORPORATION
         -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           DELAWARE                       0-24975                94-3236644
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


                             400 THE LENOX BUILDING
                             3399 PEACHTREE ROAD NE
                             ATLANTA, GEORGIA 30326
         -------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (404) 495-7600
         -------------------------------------------------------------
              (Registrant's telephone number, including area code)



         -------------------------------------------------------------
             (Former name or address, if changed since last report)


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         ITEM 5.  OTHER EVENTS

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release dated May 31, 2000 regarding the receipt by Healtheon/WebMD Corporation of a request for additional information in connection with its application for Hart-Scott-Rodino clearance of its proposed acquisition of Medical Manager Corporation and CareInsite, Inc.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

               The following exhibit is filed herewith:

               99.1 Press Release issued by Healtheon/WebMD Corporation dated May 31, 2000.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Healtheon/WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         HEALTHEON/WEBMD CORPORATION



         Dated: May 31, 2000             By   /s/ Jack Dennison
                                           -------------------------------------
                                              Jack Dennison, Vice President and
                                              General Counsel


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                                 EXHIBIT INDEX

99.1     Press Release issued by Healtheon/WebMD Corporation dated May 31,
         2000.


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